UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

NuStar Energy L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-16417	74-2956831
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

19003 IH-10 West

San Antonio, Texas 78257

(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 918-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common units	NS	New York Stock Exchange
8.50% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprA	New York Stock Exchange
7.625% Series B Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprB	New York Stock Exchange
9.00% Series C Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Units	NSprC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On January 22, 2024, NuStar Energy L.P., a Delaware limited partnership (“NuStar”), and Sunoco LP, a Delaware limited partnership (“Sunoco”), issued a joint press release announcing their entry into a definitive agreement whereby Sunoco will acquire NuStar in an all-equity transaction.

Additionally, NuStar and Sunoco issued a joint investor presentation in connection with the aforementioned announcement. Copies of such joint press release and joint investor presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit

Exhibit 99.1	Joint Press Release, dated as of January 22, 2024.

Exhibit 99.2	Joint Investor Presentation, dated as of January 22, 2024.

Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the potential transaction between Sunoco LP (“Sunoco”) and NuStar Energy L.P. (“NuStar”), Sunoco expects to file a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (“SEC”) containing a preliminary prospectus of Sunoco that also constitutes a preliminary proxy statement of NuStar. After the registration statement is declared effective, NuStar will mail a definitive proxy statement/prospectus to its common unitholders. This communication is not a substitute for the proxy statement/prospectus or registration statement or for any other document that Sunoco or NuStar may file with the SEC and send to NuStar’s common unitholders in connection with the potential transaction. INVESTORS AND SECURITY HOLDERS OF SUNOCO AND NUSTAR ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by Sunoco or NuStar through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco will be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors and copies of the documents filed with the SEC by NuStar will be available free of charge on NuStar’s website at https://investor.nustarenergy.com/.

Participants in the Solicitation

Sunoco and NuStar and certain of Sunoco GP’s and NuStar GP’s respective directors and their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of Sunoco GP is set forth in Sunoco’s Annual Report on Form 10-K for the year ended December 31, 2022 under the headings “Item 10. Directors, Executive Officers and Corporate Governance” and “Item 11. Executive Compensation” and “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Unitholder Matters”, which was filed with the SEC on February 17, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1552275/000155227523000010/sun-20221231.htm. Information about the directors and executive officers of NuStar GP is set forth in NuStar’s proxy statement for its 2023 annual meeting under the headings “Information About Our Executive Officers”, “Compensation Discussion and Analysis”, “Summary Compensation Table”, “Pay Ratio”, “Grants of Plan-Based Awards During the Year Ended December 31, 2022”, “Outstanding Equity Awards at December 31, 2022”, “Option Exercises and Units Vested During the Year Ended December 31, 2022”, “Pension Benefits for the Year Ended December 31, 2022”, “Nonqualified Deferred Compensation for the Year Ended December 31, 2022”, “Potential Payments Upon Termination or Change of Control”, “Pay Versus Performance”, “Director Compensation”, “Certain Relationships and Related Party Transactions” and “Security Ownership”, which was filed with the SEC on March 9, 2023 and is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1110805/000111080523000017/ns-20230309.htm. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined by federal securities law. These forward-looking statements generally include statements regarding the potential transaction between Sunoco and NuStar, including any statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, the expected benefits of the potential transaction, projected financial information, future opportunities, and any other statements regarding Sunoco’s and NuStar’s future expectations, beliefs, plans, strategies, objectives, estimates, predictions, projections, assumptions, intentions, resources, results of operations, financial condition and cash flows, future events or performance and the future impact of economic activity and the actions by oil-producing nations on their respective businesses. These forward-looking statements can generally be identified by the words such as “anticipates,” “believes,” “expects,” “intends,” “plans,” “targets,” “forecasts,” “projects,” “believes,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “may,” “could,” “should,” “will,” “budgets,” “outlook,” “trends,” “guidance,” “focus,” “on schedule,” “on track,” “is slated,” “goals,” “objectives,” “strategies,” “opportunities,” “poised,” “potential” and similar expressions. While these forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect the current judgment of Sunoco’s and NuStar’s management regarding the direction of their respective businesses, actual results will almost always vary, sometimes materially, from any estimates, predictions, projections, assumptions or other future performance suggested in this communication. Key factors that could cause actual results to differ materially from those projected in the forward-looking statements include the ability to obtain the requisite NuStar unitholder approval; uncertainties as to the timing to consummate the potential transaction; the risk that a condition to closing the potential transaction may not be satisfied; the risk that regulatory approvals are not obtained or are obtained subject to conditions that are not anticipated by the parties; the effects of disruption to Sunoco’s or NuStar’s respective businesses; the effect of the potential transaction on the parties’ unit prices; the effects of industry, market, economic, political or regulatory conditions outside of the parties’ control; transaction costs; Sunoco’s ability to achieve the benefits from the proposed transaction, Sunoco’s ability to promptly, efficiently and effectively integrate acquired operations into its own operations; unknown liabilities; and the diversion of management time on transaction-related issues. Other important factors that could cause actual results to differ materially from those in the forward-looking statements include those described in the “Risk Factors” section of NuStar’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K all of which are available on NuStar’s website at https://investor.nustarenergy.com/sec-filings and on the SEC’s website at http://www.sec.gov, and in the “Risk Factors” section of Sunoco’s most recent Annual Report on Form 10-K, as it may be updated from time to time by quarterly reports on Form 10-Q and current reports on Form 8-K, all of which are available on Sunoco’s website at https://www.sunocolp.com/investors/sec-filings and on the SEC’s website at http://www.sec.gov. Those disclosures are incorporated by reference in this communication. If one or more of these risks or uncertainties materialize, or if the underlying assumptions prove incorrect, the actual results may vary materially from those described in any forward-looking statement. Other unknown or unpredictable factors could also have material adverse effects on future results. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and NuStar do not intend to update these statements unless required by the securities laws to do so, and Sunoco and NuStar undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this report or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuStar Energy L.P.

By:	Riverwalk Logistics, L.P.
its general partner

By:	NuStar GP, LLC
its general partner

Dated: January 22, 2024	By:	/s/ Amy L. Perry
	Name:	Amy L. Perry
	Title:	Executive Vice President-Strategic Development and General Counsel